UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
January 19, 2012

DRINKS AMERICAS HOLDINGS, LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-19086	87-0438825
State of Incorporation	Commission File Number	IRS Employer I.D. Number

372 Danbury Road, Suite 163, Wilton, Connecticut 06897
Address of principal executive offices

Registrant's telephone number: (203) 762-7000

(Former Name or Former Address, if Changed Since Last Report)

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd FL
New York, New York 10006
Telephone: (212) 930-9700
Facsimile: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

As reported on the Current Report on Form 8-K of Drinks Americas Holdings, Ltd. (the “Company”) as filed with the Securities and Exchange Commission on January 25, 2012 (the “Original Report”), the Company issued a certain number of shares of the Company’s common stock.  The Original Report is amended solely to correct a misstated number of shares.  The Original Report is hereby amended by replacing the sentence, reading “4,175,348 shares, representing the 49% allocation of the Resulting Ownership, were issued to Worldwide”, with the corrected sentence, reading “9,929,602 shares, representing the 49% allocation of the Resulting Ownership, were issued to Worldwide.”

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 26, 2012

DRINKS AMERICAS HOLDINGS, LTD.

/s/ J. Patrick Kenny
J. Patrick Kenny, President and CEO